UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015

ARMORED AUTOGROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	333-180736	27-3620112
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

44 Old Ridgebury Road, Suite 300, Danbury, Connecticut 06810

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 205-2900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 28 2015, Armored AutoGroup Parent Inc. (the “Company”), the parent company of Armored AutoGroup Inc., entered into an Agreement and Plan of Merger with Spectrum Brands Holdings, Inc. (“SPB”), Ignite Merger Sub, Inc., a wholly owned subsidiary of SPB (“Merger Sub”) and, solely in its capacity as representative thereunder, Avista Capital Partners II GP, LLC, pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of SPB.

The transaction is expected to close on or before June 30, 2015, and is subject to receipt of applicable regulatory approvals and customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMORED AUTOGROUP INC.

Date: April 29, 2015	By:	/s/ Michael Bauersfeld
Name: Michael Bauersfeld
Title: Executive Vice President and Chief Financial Officer